                                                                  EXHIBIT 10.42


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") made effective for all purposes and in all respects as of December 31, 1998, by and among Cytoclonal Pharmaceutics, Inc. ("Cytoclonal"), a Delaware corporation (the "Employer"), maintaining an office at 9000 Harry Hines Boulevard, Dallas, Texas 75235, USA; and Dr. Dorit Arad (the "Employee"), residing at 9 Burla Street, Tel Aviv, Israel.

         WHEREAS, the Employer desires to employ the Employee by it as its Vice President for Drug Design; and

         WHEREAS, the Employee desires to be employed by the Employer in the aforesaid capacity; and

         WHEREAS, the Employer and the Employee desire to set forth in writing the terms and conditions of their agreements and understandings.

         NOW, THEREFORE, in consideration of the foregoing premises, of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

         1. EMPLOYMENT. The Employer hereby employs the Employee as its Vice President for Drug Design, and the Employee hereby accepts such employment, on the terms and conditions set forth in this Agreement.

         2. CONDITIONS TO EMPLOYMENT. The obligations of the Employer hereunder shall be subject to the satisfaction by the Employee of the following condition:
The Employee hereby assigns and agrees to assign and transfer all rights, title, interest and all proprietary rights in the Technology (as defined in Exhibit A). The transfer of the Employee's interest and rights in the Technology is to be evidenced by the execution and delivery of the assignment in the form attached hereto as Exhibit B and any other document or documents that the Employer may from time to time request to further evidence such assignment and ownership. The Employee agrees to execute all documents necessary to effect recordal of this assignment, including confirmatory Assignment documents to be filed in the various countries and patent offices where patent applications are pending or patents have issued, and any other documents that the Employer may from time to time request to further evidence such assignment and ownership.

         3. REPRESENTATIONS RE THE TECHNOLOGY. Except for the rights and obligations towards third parties specifically described herein, the Employee represents and covenants to the Employer that the Employee's right, title and interest in the Technology is free and clear, unencumbered and subject to no liens or claims whatsoever, whether existing, contingent or threatened. To the best of

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the Employee's knowledge and belief, Licensor's practice of the Technology shall not result in patent infringement or trade secret misappropriation.

         4. TERM OF AGREEMENT. Employment under this Agreement shall commence on January 4, 1999 (the "EFFECTIVE DATE"). The initial term of employment shall end on the third anniversary of the Effective Date (the "INITIAL TERM"). The Initial Term shall be extended for successive twelve month periods on a rolling basis unless notice to terminate is received by either party prior to ninety days before the termination of the then term of this Agreement. Each twelve month period commencing on the third anniversary hereof shall be a "RENEWAL YEAR."
The Initial Term together with all Renewal Years shall be referred to as the "TERM."

         5. DUTIES OF THE EMPLOYEE.

            A. Services to the Employer. The Employee shall serve the Employer faithfully, diligently and to the best of her ability under the direction of the President/Chief Executive Officer and Board of Directors of the Employer and shall devote all of her business time, energies and skill to her duties hereunder and to the business and affairs of the Employer and will not, directly or indirectly, engage or participate in any other business or professional activities during the Term. The Employee shall work from the Employee's (or its successors and assign's) offices/laboratories located in Israel or the United States. The Employee may, subject to the Employer's prior written consent, accept part-time teaching and lecturing academic positions as long as such positions do not interfere with the Employee's obligations to the Employer.

            B. Duties. The principal duties of the Employee shall be to serve as the Employer's Vice President for Drug Design and, in such capacity, to render such scientific research, managerial, administrative and other services as normally are associated with and incident to such position and to render such other services as are consistent with her position and office as the President/Chief Executive Officer and Board of Directors of the Employer may from time to time require. The Employee shall have such authority as normally is associated with and incident to her position.

               During each calendar year, the Employee would be required to spend (i) up to four consecutive months, and (ii) up to ten non-consecutive weeks in the U.S. facilities of the Employer. The Employer would be responsible, upon presentation by the Employee of appropriate substantiation, for all of the Employee's reasonable out-of-pocket expenses including, but not limited to, pre-approved accommodation and travel expenses in connection with such travel. In the event that the Employee's stay in the U.S. is extended for more than four consecutive months during any calendar year, the Employer would pay pre-approved the Employee relocation expenses, provided that in no event would the Employee be required to relocate to the U.S. for a period that exceeds 12 consecutive months unless mutually agreed upon by the Employer and the Employee.

         6. COMPENSATION. In consideration of the performance by the Employee of her duties and obligations hereunder, the Employer shall pay to the Employee and the Employee agrees to accept, as full compensation therefor, the compensation set forth in this Agreement.

            A. Salary. The Employer agrees to pay the Employee during the term of employment hereunder a salary (the "SALARY") at the rate of $100,000 per annum. The Salary shall be payable in accordance with the Employer's customary payroll practices as in effect from time to time. The Employee shall automatically, without further action by the Employer, receive a salary increase of 5% of her then current Salary at the beginning of each calendar year, commencing on January 1, 2000.

            B. Common Stock. The Employer shall issue to the Employee 25,000 shares of the Employer Common Stock (hereinafter defined), in full consideration of the assignment of the Technology.

            C. Bonus. In addition to the Salary, the Employer agrees to grant the Employee certain bonus options (the "BONUS STOCK OPTIONS PAYMENT"), during the Term exercisable only upon reaching the following milestones: (i) options to acquire 10,000 shares of Common Stock, $.01 par value per share, of the Employer ("COMMON STOCK"), at an exercise price not to exceed fair market value on the date of grant (the "BASE OPTION EXERCISE PRICE") upon filing an Investigative New Drug Application with the Federal Food and Drug Administration ("FDA"); (ii) options to acquire 50,000 shares of Common Stock upon successful completion of a phase II clinical trial; and (iii) options to acquire 100,000 shares of Common Stock upon issuance of a New Drug Application approval by the FDA. The Employer shall pay to the Employee Bonus Payment described herein only for such product or products that are developed using the Technology as defined in Exhibit A. Furthermore, the Employer shall, at its discretion, grant additional special option bonuses if the Employee makes additional discoveries.

            D. Royalty Payment.

               1. As compensation for the grant of Technology, the Employer shall pay the Employee (and to her beneficiaries in the event of her demise) a royalty of three (3%) percent of net revenues received by the Employer from the sale of products that incorporate the Technology. In addition, the Employer shall pay the Employee (and to her beneficiaries in the event of her demise) a royalty of ten (10%) percent on net Sublicenses Fees received by the Employer from sublicensing any portion of the Technology. Notwithstanding the foregoing, to the extent that any claims are asserted against the Employer as a result of the Technology or any costs are incurred in protecting or defending the Employer's rights to the Technology, any payments required to be paid or payable to the Employee hereunder shall be reduced by an amount or amounts equal to the amount of any such claims and any and all costs and expenses incurred in connection with defending against such claims and/or in enforcing the Employer's rights thereto.


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

               2. Notwithstanding the obligation to assign all inventions developed pursuant to Section 15 of this Agreement, the Employer agrees to pay the Employee a royalty payment for compounds developed by the Employee using the RATIONAL DRUG DESIGN METHODOLOGY (employed in the patents referred on Exhibit A hereto) as provided in Subsection 6 D 1 below. However, if the Employee's RATIONAL DRUG DESIGN METHODOLOGY becomes part of the public domain so that the free use thereof is available to others, including competitors of the Employer, then the Employer shall compensate the Employee as per the provisions of this Agreement concerning developments and inventions made by the Employee, but shall not be required to pay an additional royalty as per Subsection 6 D 1.

               3. Royalty payments due as per this Subsection 6 D shall be paid to the Employee within 45 (forty-five) days after the end of each calendar quarter. Each payment shall be accompanied by a written royalty statement, certified as accurate by the Employer's chief financial officer, setting forth in as much detail as necessary the calculation of gross and net revenues.

               4. The Employer shall keep, and shall cause its sub-licensees to keep, true and complete records in accordance with generally accepted accounting principles on all revenues from their respective sales or other transactions of or with relation to the Products and the Technology. Such records shall contain sufficient detail to enable the determination of any royalty or other payment due to the Employee hereunder. The Employee or her agent shall have access during normal business hours to all such records of the Employer and its sub-licensees.

               5. "NET REVENUES" shall mean the gross invoices sales price per unit for each of the Products (as defined hereafter) billed to third parties by the Employer or its Affiliates less, to the extent such amounts are included in such invoiced sales price, the total of (a) credited allowances to such independent customers for such Products which were spoiled, damaged, out-dated or returned; (b) freight and insurance costs actually paid for transporting Products to such customers and separately identified on the invoice or other documentation maintained by the Employer in the ordinary course of business; (c) ordinary and customary quantity and other trade discounts actually allowed and taken; (d) sales, use, value added and other taxes or governmental charges actually paid for in connection with the sale, exportation or importation of the Products in finished packaged form and separately identified on the invoice or other documentation maintained by the Employer in the ordinary course of business; and (e) rebates and price reductions/adjustments, required by law, regulations or contract, provided to managed health care organization or federal, state and local governments, their agencies, purchasers and reimbursers. No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by the Employer, or for cost of collections. In the case of rebates and price reductions/adjustments required by contract as referred to in clause (e) above, the same shall not be deductible to the extent that (i) the contract in question is between Affiliated parties; or (ii) the price concessions in question are given in connection with the marketing/sales of other product or products such as in the case of "bundling" of products. Net Revenues shall include the amount or fair market value of all consideration received by the Employer or its Affiliates in respect of Products, whether such consideration is in cash, payment in kind, exchange or another form, including but not limited to promissory notes, equity, up-front payments, milestone payments, royalties, manufacturing contracts, distribution contracts, sponsored research contracts, partnerships or joint ventures (individually, "CONSIDERATION"). "SUBLICENSES FEES" shall mean any Consideration, received by the Employer with respect to any transfer of any right, whether present, future or contingent, to make, manufacture, use, practice, distribute, or otherwise sell any aspect of the Technology or Products to any third party. "AFFILIATE" shall mean any Person (as defined below) that, directly or indirectly controls, or is controlled by or under common control with the first such Person. For the purpose of this definition, "CONTROL" (including the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. The term "PERSON" shall mean an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business trust or any other entity or organization.

               E. Stock Options. The Employer shall grant to the Employee 75,000 options ("BASE STOCK OPTIONS") to purchase an aggregate of 75,000 shares of Common Stock, at an exercise price not to exceed fair market value on the date of grant (the "BASE OPTION EXERCISE PRICE"). The Base Stock Options shall be granted as of the date hereof and shall be issued pursuant to the Employer's Stock Option Plan (the "PLAN") pursuant to a Stock Option Agreement dated the date hereof between the Employer and the Employee (the "STOCK OPTION AGREEMENT").

               F. Additional Stock Options. In addition to the Base Stock Options, the Employee shall be eligible to receive grants of additional options under the Plan ("ADDITIONAL STOCK OPTIONS") to purchase Common Stock.

         7. ADDITIONAL BENEFITS. In addition to the compensation referred to in
Section 6 hereof, the Employee shall be entitled to receive the following additional benefits during the Term:

               A. Benefits/Insurance. The Employer shall provide the Employee with such insurance and benefit plans as the Employer generally makes available to the Employee's senior scientists, to the extent the Employee is eligible under the terms of those plans. The Employee shall be entitled to participate in all profit sharing, incentive, insurance benefits (including, without limitation, life insurance plans) and other plans and arrangements made generally available to the employees of the Employer. The Employer shall have no responsibilities and obligation to the Employee and the Employee shall be personally responsible for all and assume all medical, disability and other insurance and benefit plans as mandated by Israeli law and the National Employee Organization Agreements promulgated thereunder.

               B. Vacation. For each calendar year during the Term, the Employee shall be entitled to four (4) weeks of paid vacation and shall otherwise enjoy and be bound by the Employer's


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standard policies, as amended from time to time, regarding accrual and utilization of paid vacation time. The Employee shall be entitled to all other national holidays mandated by Israeli law.

         8. EXPENSES.

            A. The Employer agrees to reimburse the Employee up to $35,000 of substantiated expenses incurred by the Employee in connection with the four patent applications existing as of the date of this Agreement wherein such reimbursement includes fees requested by the Israeli lawyers associated with the handling of the four patent applications described in Exhibit A.

            B. The Employer agrees to reimburse the Employee up to $40,000 of substantiated expenses incurred by the Employee prior to commencement of the Term with respect to the Technology and this Agreement.

            C. The Employer agrees to be responsible and to bear all expenses as of the date hereof so as to vigorously prosecute and maintain all of the patent applications listed in Exhibit A and all patents registered on the basis thereon, including all granted reissues, renewals and extensions of such patents and all granted divisions, continuations and continuations-in-part or any granted substitutions.

            D. The Employee has advised the Company that certain monies, not to exceed $200,000, is payable to Saturi Medical Research Ltd. ("SATURI") upon the realization of profit from the Technology, and the Employer has agreed to assume all liability for such payments to Saturi and to indemnify the Employee against any claim made by Saturi in relation thereto. The Employee warrants that there are no further obligations to, or rights held by, Saturi. In the event of any claims against the Employer or any Cytoclonal Affiliates by Saturi or any affiliate, agent or successor in interest thereto with respect to any further obligations (over and above the said $200,000), the Employee shall hold the Employer and such Cytoclonal Affiliates harmless and shall indemnify such Cytoclonal Affiliates from any and all such claims. Furthermore, the Employee shall have the right of offset against any monies owed by it to the Employee to satisfy any of the foregoing.

            E. The Employee hereby represents and warrants to, and agrees with, the Employer that there are no other expenses which the Employer shall reimburse to the Employee, or to which the Employer shall be responsible, associated with Technology or otherwise other than the expenses referred to in subparagraphs 7A, 7B and 7D above and that the Employee shall indemnify the Employer or its officers, directors, shareholders, affiliates or agents (collectively "CYTOCLONAL AFFILIATES") and hold the Employer and the Cytoclonal Affiliates harmless from any liability or costs.

         9. ESTABLISHMENT OF LAB FACILITIES. The Employer understands that a significant portion of the research and development work, including molecular design, could be performed in Israel. The Employer will expend up to $5,000 per month for computer laboratory, office and


                                       6
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personnel expenses incurred by the Employee on behalf of the Employer in Israel, in accordance with an annual budget to be preapproved by the Employer. The Employee agrees to submit to the Employer, all bills and expense statements satisfactorily evidencing fees and expenses related to the laboratory, office and personal expenses incurred by the Employee in Israel. In addition, the Employer will establish a computer laboratory at its headquarters in the United States of America.

         10. ESTABLISHMENT OF SCIENTIFIC COMMITTEE. Promptly after entering into this Agreement, the Employer will establish a scientific committee developing a business strategy and plan for the Employer's Drug Design program. The Employee shall serve on the Employer's scientific committee so long as the Employee continues to serve as the Employer's Vice President of Drug Design.

         11. TERMINATION. The Employee's employment hereunder may be terminated prior to the expiration of the Term upon the first to occur of the following:

             A. Employee Termination for Cause. The Employee's employment hereunder and all of the Employer's obligations hereunder (except as hereinafter provided) may be immediately terminated by the Employer for Cause (as hereinafter defined) by giving written notice of such termination to the Employee. Upon termination of the Employee for Cause, then from that date forward the Employer shall have no further obligation to the Employee except for any unpaid and accrued portion of her then current Salary. For purposes of this Agreement, "CAUSE" shall mean: (i) a breach by the Employee of this Agreement or any other agreement with or for the benefit of the Employer, or any affiliate thereof and to which the Employee is a party or by which she is bound, which is not cured within 10 days following written notice from the Employer detailing such breach, or which, if not curable, causes the Employer material harm; (ii) the Employee's breach of her duty of loyalty to the Employer; (iii) any willful disregard of lawful instructions that are issued in writing, of the Board or President/Chief Employee Officer of the Employer that are consistent with the Employee's position; (iv) any act of dishonesty or fraud with respect to the Employer; or (v) the Employee's commission of an act which might be construed as common law fraud, embezzlement or a felony, or of any tortious or unlawful act causing material harm to the Employer's standing or reputation.

             B. Death and Disability. Except as otherwise provided in this Agreement, the Employee's employment hereunder and all of the Employer's obligations hereunder (except for any unpaid and accrued portion of her then current Salary and payments or royalties to her beneficiaries as provided above) shall have been terminated by the death of the Employee. Such employment may be terminated by the Board of Directors of the Employer by giving two business days' written notice of such termination to the Employee if the Employee shall be rendered incapable by illness or any physical or mental disability from substantially complying with the terms, conditions and provisions on her part to be observed and performed for a period in excess of sixty (60) consecutive or ninety (90) non-consecutive days during any twelve (12) months during the Term, as evidenced and supported by professional medical or psychiatric opinion (individually, a "DISABILITY"). In case of


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disability employee will continue to receive royalty payments as per the provisions of Subsection 6D above.

             C. Employee Termination for Good Cause. The Employee may voluntarily terminate her employment hereunder if the Employer breaches any of its material obligations hereunder and does not cure such breach within thirty
(30) days after written notice to the Employer from the Employee detailing such breach (any of such events being deemed to be "GOOD CAUSE"). If the Employee shall voluntarily terminate her employment hereunder for Good Cause, the Employer shall, as severance payment, continue to pay to the Employee monthly installments of the Salary for the remainder of the Term and employee shall continue to be entitled to royalty payments as per the provisions of Subsection 6D above and Bonus Stock Option Payments that would otherwise have been payable to her, hereunder.

             D. Employee Termination Without Cause. Except as provided in
Section 11C hereof, if the Employee terminates her employment, resigns or gives notice of her intention to terminate her employment or to resign from her employment with the Employer during the Term hereof, such resignation shall be deemed "EMPLOYEE TERMINATION WITHOUT CAUSE." If there is an Employee Termination Without Cause, then the Employer, from that date forward, shall have no further obligation to the Employee except for any unpaid and accrued portion of her then current Salary.

         12. NO COMPETING EMPLOYMENT.

             A. During the Term hereof and (i) if employment was terminated for Cause under Section 9A, for a period of three (3) years thereafter, or (ii) if this agreement expires or employment is terminated for any reason other than for Cause under Section 9A, then for a period of one (1) year thereafter (any of the foregoing periods being referred to hereinafter as the "RESTRICTED PERIOD"), the Employee shall not, unless she receives the prior written consent of the Board of Directors of the Employer, directly or indirectly, whether as owner, consultant, employee, partner, venturer, agent, through stock ownership, investment of capital, lending of money or property, rendering of services, or otherwise, compete with the Employer in any business in which it is engaged or actively prepared to engage at any time during the Restricted Period (such businesses are hereinafter referred to as the "BUSINESS"), or assist, become interested in, or be connected with, any Person which so competes with the Business.

             B. The restrictions imposed hereby shall apply to any geographic area (including Israel) in which the Employer or any of its Affiliates was engaged in the Business at any time during the Restricted Period or was actively preparing to engage in the Business.

         13. Restriction on Passive Investments. During the Restricted Period the Employee shall not make a Passive Investment (as defined below) which results in the Employee beneficially owning, with the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, a


                                       8
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greater than two percent (2%) interest in any class of securities of any Person which has any class of securities listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc. (a "PUBLIC EMPLOYER") which in any way engages in the Business, or any interest in a Person which is not a Public Employer and which is engaged in the Business, unless the Employee shall have received the prior written approval for such investment from the Board. Nothing herein shall be construed as prohibiting the Employee from making any Passive Investment in any Person which is not a Public Employer and which does not engage in the Business. For purposes of this Agreement, the phrase "engage in the Business," or any derivative thereof, shall refer not only to the activities of such Public Employer or such other Person, as the case may be, but shall also refer to the activities of any subsidiary, affiliate or joint venture thereof. For purposes of this Agreement, a "PASSIVE INVESTMENT" shall mean an investment in a Person which does not require the Employee to render any services in the operations or affairs of such Person or otherwise devote in connection therewith any significant amount of time.

         14. NO INTERFERENCE. During the Restricted Period, the Employee shall not, whether for her own account or for the account of any other Person intentionally solicit, endeavor to entice away from the Employer or any of its Affiliates, hire or otherwise interfere with the relationship of the Employer or any of its Affiliates with (a) any employee of the Employer or any of its Affiliates who was employed during the Restricted Period or who ceased employment with the Employer or any of its Affiliates within one (1) year prior to the commencement of the Restricted Period, or with (b) any supplier or customer of the Employer or any of its Affiliates who was a supplier or customer thereof during the Restricted Period or within one (1) year prior to the commencement of the Restricted Period.

         15. INTELLECTUAL PROPERTY AND CONFIDENTIALITY.

             A. During and following the term of this Agreement, the Employee, as part of her duty to the Employer with without additional compensation from the Employer other than discussed herebefore, (i) shall promptly disclose to representatives of the Employer, whether established solely or jointly, all ideas, inventions, copyrightable materials, discoveries, tangible research property ("RAW DATA"), trademarks, secret processes and methods, and improvements (collectively "INTELLECTUAL PROPERTY") invented or developed by the Employee during the Term or within one (1) year after its termination, which are or were related to the scope of the Employer's business or are or were related to any work carried on by the Employer or are or were related to any problems and projects specifically assigned to the Employee, whether or not patentable, copyrightable, or protectable under trade secret, trademark, or proprietary laws, and (ii) shall transfer and assign to the Employer or to any person, or entity designated by the Employer, all of her entire right, title and interest in and to all such ideas, inventions, copyrightable material, discoveries, Raw Data, trademarks, secret processes and methods and improvements, and shall execute all papers, give testimony and take whatever steps needed to obtain and secure and enforce and protect the Employer's right thereto to all Intellectual Property herein discussed.

             B. The Employee recognizes that the services to be performed by her for the Employer may require confidential information and trade secrets concerning the operations of the Employer and its Affiliates. Accordingly, the Employee agrees that she will not, except with the prior written consent of the Employer's Board of Directors, or as may be required by law, directly or indirectly, disclose during the Term or any time thereafter any secret or confidential information that she has learned by reason of her association with the Employer or use any such information to the detriment of the Employer so long as such confidential information or trade secrets have not been voluntarily disclosed by the Employer without restriction, or are not otherwise in the public domain. If the Employee shall be required by law to disclose any such confidential information, the Employee will, to the extent reasonably practicable, notify and consult with the Employer prior to any such disclosure.

             C. In addition to any other rights or remedies it may have, the Employer shall be entitled to an ex parte, temporary, preliminary and permanent injunction enjoining or restraining the Employee from any violation or threatened violation of any of Section 12,13, 14 or 15 hereof, and the Employee hereby consents to the equitable jurisdiction of the courts of New York in accordance with Section 21. The Employee's agreement as set forth in Sections 12,13, 14 or 15 shall survive the termination of the Employee's employment under this Agreement.

         16. TAX WITHHOLDING AND DEDUCTIONS. Payments to the Employee of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements of federal, state and local taxing authorities with respect to the withholding of taxes (including those of Israel). Notwithstanding any amounts withheld pursuant to the foregoing, the Employee shall be responsible for the payment of all applicable tax liability, if any, on all compensation paid to her under the terms of this Agreement, other than the Employer's share of social security and similar taxes.

             The Employee agrees that the Employer shall withhold from any and all payments required to be made to the Employee pursuant to this Agreement, all Federal, state, local and/or other taxes which the Employer determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect. The Employer shall provide the Employee with evidence of such withholding and payment.

         17. AMENDMENT: WAIVER. This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.


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

         18. SEVERABILITY.

             A. The provisions of this Agreement (including particularly, but not limited to, the provisions of Sections 12,13,14 or 15 hereof) shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

             B. The Employee agrees that the breach or alleged breach by the Employer of (i) any covenant contained in another agreement between the Employer and the Employee or (ii) any obligation owed to the Employee by the Employer, shall not affect the validity or enforceability of the covenants and agreements of the Employee set forth herein.

             C. Each of the provisions of Sections 12,13, 14 or 15 of this Agreement are separate and independent obligations of the Employee without regard to any other provision of this Agreement or any other agreement to which the Employee is a party (whether as an employee or otherwise), and the validity, enforceability or legality of any of such provisions shall have no effect on the provisions of any other agreement to which the Employee is a party, regardless of the similarity of any such other provisions to the provisions of any of Sections 12,13, 14 or 15 hereof. Similarly, the validity, legality, or enforceability of any provisions in any other agreement shall have no effect on the validity, legality or enforceability of any provisions of this Agreement.

         19. NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by courier service (with proof of service), facsimile transmission, hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), to her residence in the case of the Employee, and to its principal office in the case of the Employer.
Copies of all notices or other communications given to the Employer shall be sent also to Morrison Cohen Singer and Weinstein, LLP, 750 Lexington, New York, NY 10022, Attn: Robert H. Cohen.

         20. NO CONFLICT. The Employee represents and warrants to the Employer that she is not subject to, or bound by, any agreement which will prevent her from entering into and fully performing her services in accordance herewith. The Employee further acknowledges that the Employer has not requested her to disclose or use for its benefit any confidential information or trade secrets belonging to any other person or corporation and that she will not disclose or use any confidential information or trade secrets of any other person or corporation while performing services for the Employer in accordance with this Agreement. The Employee further represents that the Employee's performance of all the terms of this Agreement and any services to be rendered as an employee of the Employer do not and shall not breach any fiduciary or other duty or any covenant, agreement or understanding (including, without limitation, any agreement relating to any proprietary information, knowledge or date acquired by the Employee in confidence, trust or otherwise prior to the Employee's employment by the Employer) to which the Employee is a party or by the terms of which the Employee may be bound.

         21. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without giving effect to conflicts of law principles. The courts of such state shall have exclusive jurisdiction over all controversies arising out of or in connection with this Agreement. The parties consent to personal jurisdiction in the courts of New York City, New York and agree that process may be served upon them in any such action by registered mail or personally within or without such state.

         22. BINDING EFFECT; ASSIGNMENT. This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement is not assignable by the parties, provided, however, that the Employer may assign this Agreement or any of its rights hereunder without the prior written consent of the Employee to any affiliate, joint venture partner or successor.

         23. KNOWING AND VOLUNTARY AGREEMENT; JOINT PARTICIPATION IN PREPARATION OF AGREEMENT.

             A. The Employee acknowledges that she is entering into this Agreement knowingly and voluntarily after carefully reviewing it; that she has had the opportunity to review it with counsel of her own choosing namely Shai Buber, of the firm of Levine & Srinivasan; that she understands its final and binding effect; that the only promises made to her to obtain her agreement and signature are those stated in this Agreement; that this Agreement supersedes any and all prior oral or written agreements between the parties; and that this document represents the complete terms of their agreement which may not be amended or modified except in a writing signed by the parties hereto. There are no representations, inducements or promises not set forth herein on which either party has relied or may rely.

             B. The parties hereto participated jointly in the negotiation and preparation of this Agreement and each party has had the opportunity to obtain the advice of legal counsel and to review, comment upon, and redraft it. Accordingly, it is agreed that no rule of construction shall apply against any party in favor of any party. This Agreement shall be construed as if the parties jointly prepared it, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.

         24. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof. All previous agreements or understandings between the parties hereto, whether in writing or oral, are merged into this Agreement. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         25. HEADINGS. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         26. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         27. RE-ASSIGNMENT OF TECHNOLOGY. The Technology shall be automatically re-assigned to the Employee if the Employer is declared insolvent or bankrupt or if a receiver or trustee is appointed for part or all of the assets of the Employer on behalf of any creditor or creditors, and the order, judgment or decree making such appointment shall not be vacated or set aside within sixty
(60) days after the date thereof. Moreover, the Employer hereby agrees to immediately reassign its rights in any part of the Technology which the Employer determines as not being commercially useful or with respect to which the Employer decides not to prosecute a patent application or maintain any patent. The Employer shall immediately inform the Employee of any such decision.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Employer and the Employee have duly executed this Agreement as of the day and year first above written.

                                        CYTOCLONAL PHARMACEUTICS, INC.


                                        By: /s/ ARTHUR P. BOLLON
                                            ---------------------------------
                                            Arthur P. Bollon Ph.D.
                                            President


                                        /s/ DORIT ARAD
                                        ------------------------------------
                                        DR. DORIT ARAD

                                    EXHIBIT A
                             TO EMPLOYMENT AGREEMENT



                                   DEFINITIONS


         (A) TECHNOLOGY - Technology is defined to include all proprietary knowledge including "Raw Data" (as defined below) that is simultaneously herewith being transferred by the Employee to the Employer and any future additions, enhancements, and improvements of such proprietary knowledge as described in the four named patent applications that follow and any priority applications thereto:

                  1.       Israel Patent Application No. 122591
                           (filed 19 December 1997) "Pharmaceutical
                           Preparation Which Compromises Inhibitors of Cysteine Protease"

                  2.       PCT/IL98/00602
                           (filed 14 December 1998) "Modulators of Cysteine Protease"

                  3.       (a)      Israel Patent Application No. 118657
                                    (filed 17 June 1996) "Novel Anti-Viral
                                    Compounds"

                           (b)      W09747270
                                    "Novel Antiviral Compounds"

                           (c)      AU9730461
                                    "Novel Antiviral Compounds"

                  4.       "Cysteine Protease Inhibitors"

         (B) RAW DATA - Raw Data is defined as any laboratory worksheets, records, memoranda, notes or exact copy thereof that are the results of original observations and activities of a study and are necessary for the reconstruction and evaluation of the study. Raw Data includes, but is not limited to, photographs, microfilm or microfiche copies, computer print-outs, magnetic media, including dictated observations and recorded data from automated instruments.

                                    EXHIBIT B


                             TO EMPLOYMENT AGREEMENT

Exhibit B
To Employment
Agreement

              PRACTITIONER'S DOCKET NO.   N/A                        PATENT
                                        ----------------------


                                        For: [X] U.S. and/or [X] Foreign Rights

                                        By: [ ] Inventor(s) or [X] Present Owner

              ASSIGNMENT OF INVENTION CONTAINED IN PCT APPLICATION

    In consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration.

ASSIGNOR:                               Dorit Arad
Inventor(s) or person(s) or             ----------------------------------------
entity(ies) who own the                 (type or print name(s) of ASSIGNOR(S))
invention
                                        9 Burla Street
                                        ----------------------------------------
                                        Address

                                        Tel Aviv, Israel
                                        ----------------------------------------

                                        Israeli
                                        ----------------------------------------
                                        Nationality

(If assignment is by person or entity to whom invention was previously assigned and this was recorded in PTO, add the following)

    RECORDED ON                         REEL
                 ---------------------         --------------------------------

                                        FRAME
                                               --------------------------------

    hereby sells, assigns and transfers to

ASSIGNEE:

                                        Cytoclonal Pharmaceutics, Inc.
                                        ----------------------------------------
                                        (type or print name of ASSIGNEE)

                                        9000 Harry Hines Blvd.,
                                        ----------------------------------------
                                        Address

                                        Dallas, TX 75235
                                        ----------------------------------------

                                        United States of America
                                        ----------------------------------------
                                        Nationality

    and the successors, assigns, and legal representatives of the ASSIGNEE

                        (complete one of the following)

                [X] the entire right, title and interest

                [ ] an undivided _________ percent (_____%) interest for the United States and its territorial possessions


      (Assignment of Invention Contained in PCT Application [13-23]-page 1 of 3)

Exhibit B
To Employment
Agreement

      (check the following box, if foreign rights are also to be assigned)

                [X] and in all foreign countries including all rights to claim priority in and to any and all improvements which are disclosed in the invention entitled:



                      (check and complete (a), (b), or (c)
and which is found in (37 C.F.R. ss. 3.21)

           (a)  [ ] PCT patient application filed on even date herewith

                    [ ] Express mail label no:
                                               --------------------------

                    [ ] Mailed:
                                -------------------------------

                    [ ] To comply with 37 C.F.R. ss 3.21 for records of this
                        assignment, I, an ASSIGNOR signing below, hereby authorize and request my attorney to insert below the filing date and application number when they become known.

           (b)  [X] PCT application Serial No. PCT/IL98/00602  filed on
                                              ----------------
                    14.12.98
                    --------.

       (also check (c), if foreign application(s) is also being assigned)

           (c) [X] and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any re-issue or re-examination thereof.

    ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

    ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNOR and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, Instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

    IN WITNESS WHEREOF, I/We have hereunto set hand and seal this  31.12.98
                                                                ---------------.
                                                                Date of Signing

    WARNING: Date of signing must be the same as the date of execution of the application if item(s) was checked above.


      (Assignment of Invention Contained in PCT Application [13-23]-page 2 of 3)

Exhibit B
To Employment
Agreement


                                          /s/ DORIT ARAD
                                        ------------------------------------
                                        Signature of ASSIGNOR(S)

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------


        if ASSIGNOR is a legal entity complete the following information

                                        ------------------------------------
                                        (type or print the name of the above
                                        person authorized to sign on behalf
                                        of ASSIGNOR)

                                        ------------------------------------
                                        Title

NOTE: No witnessing, notarization or legalization is necessary. If the assignment is notarized or legalized then it will only be prima facie evidence of execution 35 USC 281. Use next page if notarization is desired.

                                 [ ] Notarization or Legalization Page Added




      (Assignment of Invention Contained in PCT Application [13-23]-page 3 of 3)

Exhibit B
To Employment
Agreement

--------------------------------------------------------------------------------
[ILLEGIBLE]                        FORM 13-24                             13-193
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I/We have hereunto set hand and seal this  31.12.98.
                                                            ---------------
                                                            Date of Signing

    WARNING: Date of signing must be the same as the date of execution of the application if item (a) was checked above.


                                        ------------------------------------
                                        Signature of administrator(trix),
                                        executor(trix) or legal
                                        representative(s)

                                        ------------------------------------

                                        ------------------------------------

                                        [ ] Notarization or Legalization
                                        Page Added.


NOTE: No witnessing, notarization or legalization is necessary. If the assignment is notarized or legalized then it will only be prima facie evidence of execution 35 USC 281. Use next page if notarization is desired.


(Assignment of Invention Contained in PCT Application by Administrator(trix), Executor(trix) or Legal Representative(s) [13-23]-page 3 of 3)

Exhibit B
To Employment
Agreement

              PRACTITIONER'S DOCKET NO.   N/A                        PATENT
                                        ----------------------


                                        FOR: [X] U.S. and/or [X] Foreign Rights

                                        By: [ ] Inventor(s) or [X] Present Owner

              ASSIGNMENT OF INVENTION CONTAINED IN PCT APPLICATION

    In consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar $(1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration.

ASSIGNOR:                               Dorit Arad
Inventor(s) or person(s) or             ----------------------------------------
entity(ies) who own the                 (type or print name(s) of ASSIGNOR(S))
invention
                                        9 Burla Street
                                        ----------------------------------------
                                        Address

                                        Tel Aviv, Israel
                                        ----------------------------------------

                                        Israeli
                                        ----------------------------------------
                                        Nationality

(if assignment is by person or entity to whom invention was previously assigned and this was recorded in PTO, add the following)

    RECORDED ON                         REEL
                 ---------------------         --------------------------------

                                        FRAME
                                               --------------------------------

    hereby sells, assigns and transfers to

ASSIGNEE:

                                        Cytoclonal Pharmaceutics, Inc.
                                        ----------------------------------------
                                        (type or print name of ASSIGNEE)

                                        9000 Harry Hines Blvd.,
                                        ----------------------------------------
                                        Address

                                        Dallas, TX 75235
                                        ----------------------------------------

                                        United States of America
                                        ----------------------------------------
                                        Nationality

    and the successors, assigns and legal representatives of the ASSIGNEE

                        (complete one of the following)

                [X] the entire right, title and interest

                [ ] an undivided _________ percent (_____%) interest for the United States and its territorial possessions


      (Assignment of Invention Contained in PCT Application [13-23]-page 1 of 3)

Exhibit B
To Employment
Agreement

      (check the following box, if foreign rights are also to be assigned)

                [X] and in all foreign countries including all rights to claim priority in and to any and all improvements which are disclosed in the invention entitled:



                      (check and complete (a), (b), or (c))
and which is found in (37 C.F.R. ss. 3.21)

           (a)  [ ] PCT patent application filed on even date herewith

                    [ ] Express mail label no:
                                               --------------------------

                    [ ] Mailed:
                                -------------------------------

                    [ ] To comply with 37 C.F.R. ss. 3.21 for records of this
                        assignment, I, an ASSIGNOR signing below, hereby authorize and request my attorney to insert below the filing date and application number when they become known.

           (b)  [X] PCT application Serial No. PCT/IL97/193 filed on 15.6.97.
                                               ------------          --------

       (also check (c), if foreign application(s) is also being assigned)

           (c) [X] and any legal equivalent thereof in a foreign country, including the right to claim priority and, in and to, all Letters Patent to be obtained for said invention by the above application or any continuation, division, renewal, or substitute thereof, and as to letters patent any re-issue or re-examination thereof.

    ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment;

    ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to ASSIGNOR and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

    IN WITNESS WHEREOF, I/We have hereunto set hand and seal this  31.12.98
                                                                ---------------.
                                                                Date of Signing

    WARNING: Date of signing must be the same as the date of execution of the application if item (a) was checked above.


      (Assignment of Invention Contained in PCT Application [13-23]-page 2 of 3)

Exhibit B
To Employment
Agreement

--------------------------------------------------------------------------------
[ILLEGIBLE]                        FORM 13-24                             13-193
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I/We have hereunto set hand and seal this 31. 12. 98.
                                                            ---------------
                                                            Date of Signing

    WARNING: Date of signing must be the same as the date of execution of the application if item (a) was checked above.


                                        ------------------------------------
                                        Signature of administrator(trix),
                                        executor(trix) or legal
                                        representative(s)

                                        ------------------------------------

                                        ------------------------------------

                                        [ ] Notarization or Legalization
                                        Page Added.


NOTE: No witnessing, notarization or legalization is necessary. If the assignment is notarized or legalized then it will only be prima facie evidence of execution 35 USC 281. Use next page if notarization is desired.


(Assignment of Invention Contained in PCT Application by Administrator(trix), Executor(trix) or Legal Representative(s) [13-23]-page 3 of 3)

Exhibit B
To Employment
Agreement


                                          /s/ DORIT ARAD
                                        ------------------------------------
                                        Signature of ASSIGNOR(S)

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------


        if ASSIGNOR is a legal entity complete the following information

                                        ------------------------------------
                                        (type or print the name of the above
                                        person authorized to sign on behalf
                                        of ASSIGNOR)

                                        ------------------------------------
                                        Title

NOTE: No witnessing, notarization or legalization is necessary. If the assignment is notarized or legalized then it will only be prima facie evidence of execution 35 USC 281. Use next page if notarization is desired.

                                 [ ] Notarization or Legalization Page Added




      (Assignment of Invention Contained in PCT Application [13-23]-page 3 of 3)